Intangible assets (revised)	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about intangible assets [abstract]
Intangible assets (revised)	12 Intangible assets (revised)[1]
(a) Overview of intangible assets

					2023
	Trademarks and similar intangibles £m	Goodwill[2] £m	Computer software £m	Assets in the course of development £m	Total[2] £m
1 January
Cost	83,454	48,488	1,379	153	133,474
Accumulated amortisation and impairment	(2,851)	(532)	(1,005)	(11)	(4,399)
Net book value at 1 January	80,603	47,956	374	142	129,075
Differences on exchange	(3,431)	(2,251)	(4)	1	(5,685)
Additions
– internal development	—	—	—	75	75
– separately acquired	59	—	—	3	62
Reallocations	2	—	115	(111)	6
Amortisation charge	(237)	—	(120)	—	(357)
Impairment	(22,995)	(4,614)	(5)	—	(27,614)
31 December
Cost	78,848	46,021	1,408	110	126,387
Accumulated amortisation and impairment	(24,847)	(4,930)	(1,048)	—	(30,825)
Net book value at 31 December	54,001	41,091	360	110	95,562

					2022
	Trademarks and similar intangibles £m	Goodwill[2] £m	Computer software £m	Assets in the course of development £m	Total[2] £m
1 January
Cost	74,227	43,715	1,266	156	119,364
Accumulated amortisation and impairment	(2,360)	(521)	(858)	—	(3,739)
Net book value at 1 January	71,867	43,194	408	156	115,625
Differences on exchange	9,033	4,762	5	2	13,802
Additions
– internal development	—	—	—	37	37
– separately acquired	—	—	—	85	85
Reallocations	29	—	96	(125)	—
Amortisation charge	(309)	—	(128)	—	(437)
Impairment	(10)	—	(3)	(11)	(24)
Disposals	(7)	—	—	—	(7)
Held for sale	—	—	(4)	(2)	(6)
31 December
Cost	83,454	48,488	1,379	153	133,474
Accumulated amortisation and impairment	(2,851)	(532)	(1,005)	(11)	(4,399)
Net book value at 31 December	80,603	47,956	374	142	129,075
Notes:
1.Effective from 2023, the Group revised its regional structure from four regions to three, with the comparator data provided on this revised basis.
2.The table above has been re-presented for both the current and the comparative period to give a more meaningful disclosure of the Group's accumulated impairment of goodwill, which was previously shown net in the opening and closing balances.
(b) Impairment testing
(i) Overview
a. Estimation uncertainty
As described in note 1, the critical accounting estimates used in the preparation of the consolidated financial statements include the review of asset values, especially indefinite-lived assets such as goodwill and certain trademarks and similar intangibles.
There is significant judgement with regard to assumptions and estimates involved in the forecasting of future cash flows, which form the basis of the assessment of the recoverability of these assets, with the effect that the value-in-use of calculations incorporate estimation uncertainty, particularly for certain assets held in relation to the Canadian and U.S. markets.
b. Impact of climate change
The impact of climate change has been considered in preparation of the financial statements. For impairment testing and valuation purposes, the Group have included certain climate-related costs within the discounted cash flow forecast for impairment assessment.
The Group also completed scenario analyses of the potential impact of those climate change-related risks. This sensitised discounted cash flow included such items as product taxes and carbon taxes within the future cash flows and resulted in no material adverse impact to the impairment assessment.
(ii) Discount rates
Post-tax discount rates were used in the impairment testing, based on the Group’s weighted average cost of capital, taking into account the cost of capital and borrowings, to which specific market-related premium adjustments are made. These adjustments are derived from external sources and are based on the spread between bonds (or credit default swaps, or similar indicators) issued by the relevant local (or comparable) government, adjusted for the Group’s own credit market risk. Valuations derived from applying post-tax discount rates to post-tax cash flows are aligned to those that would arise from applying pre-tax discount rates to pre-tax cash flows. For ease of use and consistency in application, these results are periodically calibrated into bands based on internationally recognised credit ratings.
This applies to all CGUs with the exception of Reynolds, which had its discount rate independently determined based on a weighted average cost of capital in respect of the U.S. and U.S. market-related premiums, and Malaysia where the discount rate reflects BAT
Malaysia's weighted average cost of capital.
The long-term growth rates and discount rates have been applied to the budgeted cash flows of each cash-generating unit. These cash flows have been determined by local management based on experience, specific market and brand trends, as well as pricing and cost expectations. These have been endorsed by Group management as part of the consolidated Group’s approved budget.
Please refer to the discount rates applied for intangible assets with indefinite lives in note 12(b)(iv) and for cash-generating units in note 12(b)(iii).
(iii) Impairment testing - summary
Total impairment charges of £27,614 million have been recognised in 2023, of which £27,291 million related to Reynolds American
(being a charge against goodwill of £4,299 million and against trademarks of £22,992 million), £291 million related to South Africa goodwill, £24 million related to Peru goodwill and the remaining relating to other intangible assets.
a. Goodwill
Goodwill of £41,091  million (2022: £47,956 million) is included in intangible assets in the balance sheet of which the following are the significant acquisitions: Reynolds American £30,938 million (2022: 37,181 million); Rothmans Group £4,274 million (2022: £4,704 million);
Imperial Tobacco Canada £2,386 million (2022: £2,460 million; ETI (Italy) £1,428 million (2022: £1,461 million) and ST (principally
Scandinavia) £1,074 million (2022: £1,102 million). The principal allocations of goodwill in the Rothmans acquisition are to the cash-
generating units of Europe and South Africa, with the remainder relating to operations in APMEA.
In 2023, goodwill was allocated for impairment testing purposes to 17 (2022: 17) individual cash-generating units (CGUs) – one in the U.S.
(2022: one), nine in AME (2022: nine) and seven in APMEA (2022: seven).
For the purpose of impairment testing, goodwill has been attributed to the following cash-generating units:

		2023		2022
	Carrying amount £m	Pre-tax discount rate %	Carrying amount £m	Pre-tax discount rate %
Cash-generating unit
Reynolds American	30,938	9.6	37,181	8.8
Europe	5,596	6.6	5,670	7.5
Canada	2,386	20.3	2,460	19.4
Australia	717	7.3	755	8.2
South Africa	189	14.3	541	10.4
Singapore	382	7.4	398	7.9
GTR	253	7.6	264	7.6
Malaysia	217	10.2	240	11.4
Peru	73	12.4	103	7.5
Other	340	6.7	344	8.0
Total	41,091		47,956
Included within ‘Other’ above is goodwill arising on various acquisitions that have been allocated to eight cash-generating units which are, individually, insignificant. The pre-tax discount rate represents the weighted average pre-tax discount rate.
During 2023, the Group recognised a total impairment charge to goodwill of £4,614 million (2022: £nil million) related to South Africa and
Peru as explained in note 12(b)(vi) and to Reynolds American as explained in note 12(b)(iv) below.
b. Trademarks and similar intangibles with indefinite lives
The net book value of trademarks and similar intangibles with indefinite lives is £51,930 million (2022: £78,228 million) and relates to the acquisition of Reynolds American. The trademarks acquired, including Newport, Camel, Natural American Spirit, Grizzly and Pall Mall, all of
which are part of the Group’s Strategic Portfolio of key brands, form the core focus of the U.S. business and receive significant support in the form of dedicated internal resources, forecasting and, where appropriate, marketing investment. These trademarks have significant market share and positive cash flow expectations. There are no regulatory or contractual restrictions on the use of the trademarks, and there are no plans by management to significantly redirect resources elsewhere.
c. Trademarks and similar intangibles with definite lives
The majority of trademarks and similar intangibles with definite lives relate to trademarks acquired in previous years. These trademarks are amortised over their expected useful lives, which do not exceed 20 years. As discussed below in Note 12(b)(iv), with effect from
1 January 2024, this category will be amortised over periods not exceeding 30 years to accommodate the estimate of useful economic lives for Newport, Camel, Pall Mall and Natural American Spirit. Included in the net book value of trademarks and similar intangibles are trademarks relating to the acquisition of Reynolds American £1,809 million (2022: £2,071 million).
The following disclosure will consider Reynolds American, Canada and the Rest of the World in turn.
(iv) Impairment testing – Reynolds American
Goodwill and the indefinite-lived brand intangibles relating to Reynolds American
Subsequent to the FDA announcement on 28 April 2022 of a proposed product standard to prohibit menthol as a characterising flavour in cigarettes, the FDA formally submitted the final product standard to the Office of Management and Budget on 18 October 2023.
Management notes that the proposal of a product standard does not itself constitute a ban on menthol in cigarettes given the proposed standard is still required to go through the established comprehensive U.S. rule-making process, the timetable and outcome for which was, and remains, uncertain. Further to this, on 21 June 2022, the FDA announced plans to develop a proposed product standard that would establish a maximum nicotine level in cigarettes and certain other combustible tobacco products to reduce addictiveness.
Management notes that the FDA announcement does not itself constitute restrictions on nicotine levels in cigarettes, and any proposed regulation of nicotine in cigarettes would need to be introduced through the established comprehensive U.S. rule-making process, the timetable and outcome for which was, and remains, uncertain. Management do not deem this to be a new development but rather a continuation of the rulemaking process that the FDA initiated in 2017 that was later put on hold.
In December 2022, the sale of most tobacco products with characterising flavours (including menthol) other than tobacco were banned in the state of California. The impact of the ban in California has been reflected in the cash flow forecasts used in the impairment model.
The Group has a long-standing track record of managing regulatory shifts and, in the event of regulatory change, the Group remains confident in its ability to navigate that environment successfully.
In line with the approach used in 2022, the value-in-use calculations have been determined based on probability weighted scenarios to derive a risk-adjusted cash flow forecast applied within the valuations. These scenarios incorporate varying assumptions on potential timing for a final product standard to prohibit menthol as a characterising flavour in cigarettes becoming effective. However, the impact of the timing of any potential menthol ban was not deemed to be a key assumption.
Management note that the U.S. combustibles market has experienced substantial volatility since 2020. In the period immediately prior to the
COVID-19 pandemic, U.S. combustibles industry volumes declined by c.5.0-5.5% per annum (2017-2019). During COVID-19, due to changes in consumer behaviour, industry volume was largely flat in 2020 (0.1% decline) with 2021 also declining by only 3.0%. However, in 2022, as the U.S. exited the pandemic combined with adverse impacts from the macro-economic headwinds, industry volume declined by 10.6%.
At the time, it was Management’s assessment that the performance was a rebalancing and would return to a more consistent decline rate in future periods, supporting the judgement that it was not possible to reliably determine a definite useful life for the brands.
Accordingly, an indefinite life continued to be applied and the brands were not amortised in 2022 or 2023.
During 2023, however, evolving insights indicated that the decline in industry volume would be higher than forecast due to the continued
macro-economic headwinds in the U.S. combined with an acceleration of the vapour category growth. This growth is driven by combustible consumers turning to Vapour devices (specifically through the use of illicit single-use products) with this market segment growing by c.100% in the period.
Due to the continued challenging trading conditions in the U.S., a detailed external study was commissioned to assist Management with an independent view of the potential forecast performance for the market.
The study assessed the future industry size, based upon, among other things:
–Macro-economic factors;
–Pricing and elasticity; and
–Long term trend assumptions which themselves include category-specific consumption patterns in comparison to other categories.
This review assisted Management in preparing the Group’s five-year forecast of the U.S. market, with further extrapolation based upon the estimated performance of the brands.
Following the review and as a result of the higher forecast combustibles market decline as described above, a total impairment of
£27,291 million in respect of the U.S. CGU was identified. The impairment charge has been recognised using the exchange rate prevailing on the date of the impairment assessment of £1 : US$1.213 as the underlying cash flows and net assets are US$ denominated.
Impairment of trademarks and assessment of useful economic lives
Concurrent to the impairment assessment, and reflecting Management's revised volume projections, Management concluded that it was appropriate to redesignate Newport, Camel, Natural American Spirit and Pall Mall as definite-lived from 1 January 2024
(2023: indefinite-lived, 2022: indefinite-lived) with an estimated life of between 20-30 years.
It was also concluded that it remains appropriate to continue to recognise Grizzly and Camel snus as indefinite-lived brands given the expected continued performance of the traditional oral sector.
Corporate costs are allocated to the brand budgets based on either specific allocations, where appropriate, or based on revenue. As the trademarks and similar intangibles with indefinite lives relate to the acquisition of Reynolds American, the brand budgets used in the value-in-
use calculations have also been incorporated into the budget information used in the impairment testing of Reynolds American goodwill.
The value-in-use calculations for the Reynolds American cash-generating unit and the indefinite-lived brands have been prepared based on a five-year risk-adjusted cash flow forecast, incorporating the probability weighted scenarios above. After this forecast, for the
Reynolds American cash-generating unit and for the indefinite-lived brands Grizzly and Camel Snus, a probability weighted growth rate of 1.0% (2022: 1.0%) is applied.
In order to support the long-term growth rates for Newport, Camel, Natural American Spirit and Pall Mall, a cash flow forecast has also been prepared on a discrete basis, reflecting the revised useful economic lives from 1 January 2024. The long-term growth rates implied by these value-in-use calculations with cash flows capped at 30 years or 20 years, as appropriate, are -4.7% (2022: 0.89%) for Newport,
-7.4% (2022: 0.93%) for Camel, -1.15% (2022: 1.0%) for Natural American Spirit and -13.7% (2022: 1.0%) for Pall Mall.
As a result of the revised forecasts, an impairment charge of £22,992 million has been recognised in relation to the brands.
Management recognise that the date at which the redesignation to definite-lived is made is judgemental and have determined that amortisation will commence from 1 January 2024. From 2024, amortisation will be charged on a straight-line basis with the increase in annual amortisation expense expected to be £1.4 billion (US$1.8 billion) per annum.

			2023			2022
	Carrying amount £m	Volume 5 Year CAGR**	Pre-tax discount rate* %	Carrying amount £m	Volume 5 Year CAGR	Pre-tax discount rate %
Indefinite-lived intangibles
Newport	20,753	(11.3)%	8.7	33,236	(6.7)%	9.2
Camel	7,822	(12.3)%	8.9	14,058	(6.4)%	8.9
Pall Mall	2,608	(18.8)%	9.4	6,252	(13.0)%	8.6
Natural American Spirit	10,439	(7.6)%	7.9	13,019	(2.5)%	8.6
Camel Snus	1,099	(5.4)%	7.8	1,355	(5.3)%	8.6
Grizzly	9,209	(3.9)%	7.8	10,308	(3.7)%	8.6
Total	51,930			78,228
Notes:
*For the purpose of current year impairment assessment, the value-in-use calculations for the combustibles brands have been prepared based on a five-year risk adjusted cash flow forecast, supplemented by a forecast on a discrete period basis reflecting the revised useful economic life effective 1 January 2024 for the combustibles brands to support the long term growth rates.
Following these updates, the Group has revisited the methodology by which the Tax Amortisation Benefit (TAB) included in the brand valuation is treated when determining the pre-tax discount rates. In the previous years, the Group had considered the pre-TAB value-in-use to derive the pre-tax discount rate, however, under the revised approach, the Group has considered the post-TAB value-in-use in deriving the pre-tax discount rates for disclosure purposes. If the revised methodology is applied to the year 2022, the pre-tax discount rate will result in 7.9% for Newport, 7.6%
for Camel and 7.4% for Pall Mall, Natural American Spirit, Camel Snus and Grizzly. The revision of the pre-tax discount rates does not result in any change in the impairment assessment or the headroom calculated for each of the intangible assets in the year 2022. There are no other financial impacts on the financial statements for year-end 2022 as a result of this revision in methodology in the application of the TAB factor for deriving pre-tax discount rate for disclosure purposes. Valuations derived from applying post-tax discount rates to post-tax cash flows are aligned to those that would arise from applying pre-tax discount rates to pre-tax cash flows.
**  Five year CAGR is calculated by reference to the first five years annual volumes in the value-in-use model against the 2023 baseline.
The below table indicates the additional amount of impairment that would be required if the following individual changes were made to the key assumptions used in the impairment model:

	Newport £m	Camel £m	Pall Mall £m	Natural American Spirit £m	Grizzly £m	Camel Snus £m
Assumptions
Volume decline by additional 1% year on year*	(1,135)	(427)	(142)	(572)	(559)	(68)
Decrease in long-term growth rate by 50bps	(560)	(163)	(32)	(467)	(593)	(70)
Increase in pre-tax discount rate by 75bps	(1,105)	(354)	(86)	(804)	(945)	(112)
Note:
*Volume sensitivity results in a proportional reduction in both net revenue and direct costs with no impact to operating margin %.  Fixed overhead cost allocations remain flat. This demonstrates a year-on-year decrease in operating cash flow for the discrete forecast years.
The volume decline assumption is based on the year on year decline rate increasing by an additional 1% each year in the five-year cash flow forecast without any future recovery and assumes that other assumptions are not changed. The above sensitivities have been translated using the exchange rate prevailing on the date of the impairment assessment of £1 : US$1.213 as the underlying cash flows and net assets are US$ denominated.
Impairment assessment of Reynolds American goodwill
As a consequence of the challenges in the U.S. market and the impact to the Group's ongoing financial forecast, and having recognised an impairment charge in respect of the trademarks referenced above, the Group has also recognised an additional impairment in respect of U.S. goodwill of £4,299 million (2022: £nil million).
The table below indicates the additional amount of impairment that would be required if the following individual changes were made to key assumptions within the value-in-use model and it has been translated using the exchange rate prevailing on the date of the impairment assessment of £1 : US$1.213 as the underlying cash flows and net assets are US$ denominated:

Reynolds American goodwill impairment charge for 2023 (£m)	Assumptions	Change in key assumption	Possible additional impairment (£m)
4,299	Pre-tax discount rate	Increase of 0.67%	(6,169)
	Long-term growth rates	Decrease of 0.50%	(4,962)
Note:
*The sensitivity to increase the pre-tax discount rate for the Reynolds American goodwill has been considered in isolation without any uplift to the brands discount rate (impact of which is shown in the sensitivity table above). In the event of an increase to the brand's discount rate, any additional impairment to the Reynolds American goodwill will reduce by the respective amount due to the resulting reduction to its net assets.
Reynolds American Summary
The following is a summary table showing the movement of the Reynolds American goodwill and other intangible and similar assets in the U.S. during 2023

				2023
	Opening balance £m	Differences on exchange £m	Impairment £m	Closing balance £m
Reynolds American goodwill	37,181	(1,944)	(4,299)	30,938
Newport	33,236	(1,339)	(11,144)	20,753
Camel	14,058	(517)	(5,719)	7,822
Pall Mall	6,252	(187)	(3,457)	2,608
Natural American Spirit	13,019	(642)	(1,938)	10,439
Grizzly	10,308	(554)	(545)	9,209
Camel snus	1,355	(67)	(189)	1,099
(v) Impairment testing – Canada
Goodwill relating to Imperial Tobacco Canada Ltd (ITCAN)
In March 2019, ITCAN obtained an Initial Order from the Ontario Superior Court of Justice granting it protection under the Companies’
Creditors Arrangement Act (CCAA). If the CCAA creditor protection were to end, significant liabilities might crystallise. As a consequence, to reflect the risk to future operating cash flows, the value-in-use calculations have been prepared based on a five-year cash flow forecast, after which a growth rate of -2.5% and a pre-tax discount rate of 20.3% (2022: 19.4%) have been assumed. Further information on the Quebec Class Actions and CCAA can be found in note 31.
In addition to the increase in discount rate, a reasonable range of sensitivities was applied to the value-in-use calculation, and there was no risk of an impairment charge identified.
The excess of value-in-use earnings over the carrying values (headroom) of the ITCAN goodwill would be reduced to nil if the following individual changes, none of which are considered reasonably possible by management, were made to the key assumptions used in the impairment model.

Canada goodwill %
Assumptions
Decrease in revenue by*	17.4
Increase in pre-tax discount rate by	8.5
Note:
*Revenue sensitivities are performed in isolation and do not include the removal of the corresponding variable cost of sales. This demonstrates a decrease in revenue in each of the forecast years.
Below is the summary of ITCAN's income statement:

	2023 £m	2022 £m
Revenue	1,003	1,055
Profit from operations	600	589
Profit after tax	517	478
Please refer to note 32 for ITCAN's assets which are subject to restrictions.
The £2,386 million of goodwill relating to ITCAN on the Group’s balance sheet at 31 December 2023 will continue to be reviewed on a regular basis. Any impairment charge would result in a non-cash charge to the income statement that will be treated as an adjusting item.
(vi) Impairment testing – Goodwill and indefinite-lived brands (excluding Reynolds American and Canada)
The value-in-use calculations use cash flows based on detailed financial budgets prepared by management covering a one-year period extrapolated over a 10-year horizon with growth of 3% (2022: 3%) in years two to ten, after which a growth rate of 1% (2022: 1%) has been assumed as the long-term volume decline is more than offset by pricing to drive revenue growth. A 10-year horizon is considered appropriate based on the Group’s history of profit and cash growth, its well-balanced portfolio of brands and the industry in which it operates.
For the Malaysian cash-generating unit, as a result of regulatory and macro-economic conditions, the above assumptions were amended to reflect the short- to medium-term plans of the country or area management spanning a period of five years after which a long-term growth rate of 0% for New Categories and -0.9% for combustibles has been assumed. For the Malaysian cash-generating unit headroom to reduce to £nil, the forecasted cash flows would need to reduce by 30.7% in each discrete year in the five-year period or the pre-tax discount rate would have to increase by 5.5%, both of which Management does not consider to be reasonably possible. The Group will continue to monitor Malaysia's performance going forward to identify if any impairment triggers materialise.
Trading conditions have continued to be difficult in South Africa with the growth in illicit trade following the ban of the sale of tobacco products introduced during the COVID-19 pandemic becoming further entrenched and, as a result, the Group has recognised an impairment charge of £291 million.
Due to further market deterioration in Peru, which negatively impacts future forecasted operating cash flows for the CGU, the Group has recognised an impairment charge of £24 million.
Value-in-use calculations for both the South African CGU and the Peruvian CGU have been based on Management's five-year cash flow forecast, after which a long-term growth rate of 0% has been assumed.
The table below shows the headroom and the impairment charge that would be recognised if the assumptions used in the value-in-use calculation were changed:

	Carrying amount of CGU £m	Increase in discount rate* £m	Decrease in cash flows* £m	Decrease in terminal value* £m
Change in headroom/impairment charge
Cash-generating unit
South Africa	189	(28)	(38)	(19)
Peru	73	(11)	(11)	(8)
Note:
*Sensitivities applied to key assumptions are a 100bps increase in the pre-tax discount rate, a 10% decrease in forecast cash flows reflecting a loss in volumes arising from difficult trading conditions and a 100bps decrease in terminal value growth rate.
With the exception of South African and Peruvian cash-generating units, following the application of a reasonable range of sensitivities to all cash-generating units, there was no reasonably possible scenario identified that would lead to a potential impairment charge.
(c) Computer software and assets in the course of development
Included in computer software and assets in the course of development are internally developed assets with a carrying value of
£450 million (2022: £423 million). The costs of internally developed assets include capitalised expenses of employees working full time on software development projects, third-party consultants and software licence fees from third-party suppliers.
The Group has £2 million of future contractual commitments (2022: £1 million) related to intangible assets.